SUPPLEMENT DATED MAY 1, 2004 TO THE STATEMENT OF ADDITIONAL INFORMATION - PART II FOR CDC NVEST FUNDS TRUST I, CDC NVEST FUNDS TRUST II AND LOOMIS SAYLES FUND II DATED FEBRUARY 1, 2004, AS SUPPLEMENTED FROM TIME TO TIME


THE FOLLOWING TEXT REPLACES THE SUB-SECTION ENTITLED "SMALL ACCOUNT POLICY" WITHIN THE SECTION ENTITLED "SHAREHOLDER SERVICES".

SMALL ACCOUNT POLICY
When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. This does not apply to certain qualified retirement plans. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Funds also reserve the right to close your account and send you the proceeds if the balance in your account below a set minimum as determined by the Board of Trustees.


                                                                      SP226-0504